UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ]                Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a-12

LORD ASSET MANAGEMENT TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0‑11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Lord Asset Management Trust

Thomas White International Fund
Thomas White Emerging Markets Fund
Thomas White American Opportunities Fund

440 South LaSalle Street, Suite 3900
Chicago, Illinois 60605
(312) 663-8300

October 15, 2018

Dear Shareholder:

Please find enclosed proxy information for a Special Meeting of Shareholders of each of the separate investment series listed above (each a “Fund,” and collectively, the “Funds”) of Lord Asset Management Trust (the “Trust”) to be held on November 30, 2018 at 11:00 A.M. Central Time at the offices of the Trust located at 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605(the “Meeting”).  The purpose of the Meeting is to ask shareholders to consider each of the following proposals:

All Funds

•	Approval of new Investment Advisory Agreements for each of the Funds;

•	Election of Trustees to the Board of Trustees of the Trust;

Thomas White International Fund and Thomas White American Opportunities Fund

•	Approval of the removal of each respective Fund’s fundamental investment restriction on investing in other open-end investment companies; and

All Funds

•	Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Your vote is important. Please review this proxy statement and sign and return each proxy card you have received today.  You may also vote by telephone or via the Internet as explained in the enclosed proxy materials.  If you have questions regarding any of the proposals or need assistance in completing your proxy card, please contact AST Fund Solutions, LLC (the “Solicitors”), a professional proxy solicitation firm, toll-free at 1-800-290-6424.  As the Meeting date approaches and we have still not received your executed ballot, you may receive a call from the Solicitors reminding you to vote your shares.

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Thank you for your prompt attention to the enclosed proxy materials.

 Sincerely,

____________________________________
J. Ryan Conner
Secretary
Lord Asset Management Trust

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Lord Asset Management Trust

Thomas White International Fund
Thomas White Emerging Markets Fund
Thomas White American Opportunities Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Funds:

Notice is hereby given that a Special Meeting of Shareholders of each of the series listed above (each a “Fund,” and collectively, the “Funds”) will be held on November 30, 2018, at 11:00 A.M. Central Time (the “Meeting”), at the offices of the Funds located at 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605, for the purpose of considering and acting on the following matters:

Funds Affected	Proposal
All Funds	1.	To approve new Investment Advisory Agreements between the Trust, on behalf of each of the Funds, and Thomas White International, Ltd.
All Funds	2.	To elect Trustees to the Board of Trustees of the Trust;
Thomas White International Fund Thomas White American Opportunities Fund	3.	To approve the removal of each respective Fund’s fundamental investment restriction on investing in other open-end investment companies; and
All Funds	4.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

After careful consideration, the Board of Trustees of the Trust, including all of the Independent Trustees, unanimously approved each of the proposals listed above and recommends that shareholders vote “FOR” each proposal. The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on September 28, 2018 as the record date for determining shareholders entitled to notice of and to vote at the Meeting.  Each share of the Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

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Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING, OR YOU MAY ALSO VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED BELOW. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Trustees of
Lord Asset Management Trust

____________________________________
J. Ryan Conner
Secretary

October 15, 2018

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YOUR VOTE IS IMPORTANT

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy Card. The enclosed addressed envelope requires no postage and is intended for your convenience.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

1. Read the Proxy Statement and have your Proxy Card at hand.	1. Read the Proxy Statement and have your Proxy Card at hand.
2. Call the 1-800 number that appears on your Proxy Card.	2. Go to the website printed on your Proxy Card.
3. Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.	3. Enter the 12-digit control number set forth on the Proxy Card and follow the simple instructions.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDERS’ MEETING TO BE HELD ON NOVEMBER 30, 2018

This Proxy Statement and the Funds’ Proxy Card, along with the Funds’ Annual Report for the fiscal year ended October 31, 2017 and the Funds’ Semi-Annual Report for the fiscal period ended April 30, 2018 are available free of charge on the Funds’ web site at http://www.thomaswhitefunds.com.

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Lord Asset Management Trust

Thomas White International Fund
Thomas White Emerging Markets Fund
Thomas White American Opportunities Fund

440 South LaSalle Street, Suite 3900
Chicago, Illinois  60605
(312) 663-8300

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Lord Asset Management Trust, a Delaware statutory trust (the “Trust”), on behalf of its separate investment series named above (each a “Fund” and collectively, the “Funds”), to be used in connection with a Special Meeting of Shareholders of the Funds to be held on November 30, 2018 (the “Meeting”).  All persons who are shareholders of one or more of the Funds as of the close of business on September 28, 2018 (the “Record Date”) will be entitled to notice of and to vote at the Meeting.  The Funds know of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

The mailing address of the principal executive offices of the Funds is 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605.  The approximate date on which this Proxy Statement and form of proxy are first being sent to shareholders of the Funds is October 19, 2018.

Only shareholders of record of the Funds at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting.  Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders.  If no instructions are given, the proxies will be voted in favor of each of the proposals.  To revoke a proxy, the shareholder giving such proxy must either submit to the Funds a subsequently dated proxy, deliver to the Funds a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Funds shall constitute a quorum at the Meeting, permitting action to be taken.  In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

The Funds will furnish, without charge, a copy of the Funds’ most recent Annual and Semi-Annual Reports to shareholders upon request, which may be made either by writing to the Funds at the address above or by calling toll-free 1-800-290-6424. The Annual and Semi-Annual Reports will be mailed to you by first-class mail within three business days of your request.

_____________________

PROPOSAL 1 — TO APPROVE NEW INVESTMENT ADVISORY
AGREEMENTS FOR THE FUNDS

(All Funds – each Fund voting separately)

You are being asked to approve new investment advisory agreements (the “New Advisory Agreements”) between each Fund and Thomas White International, Ltd. (“TWI”).  Additional information about TWI is found below under the heading “Information About the Funds’ Investment Adviser” and in Exhibit B to this Proxy Statement.

Why are shareholders of the Funds being asked to approve New Advisory Agreements?

As discussed further below, Thomas S. White, Jr. and TWI entered into a transaction that resulted in a change in control of TWI as of September 28, 2018.  As a result of this change of control, the Funds’ Investment Advisory Agreements that were in effect as of that date (the “Prior Advisory Agreements”) automatically terminated.  In order for TWI to continue to provide continuous services to the Funds, the Board approved Interim Investment Advisory Agreements (the “Interim Advisory Agreements”) between TWI and the Trust, on behalf of the Funds, that are to remain in effect until the earlier of: (1) the expiration of a 150 day period from the date the Prior Advisory Agreements were deemed terminated (that is, September 28, 2018), or (2) until such time as shareholders of the Funds approve the New Advisory Agreements.

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that any investment advisory agreement be in writing and be approved initially by both: (1) the fund’s board of trustees (including a majority of those trustees who are not considered to be “interested persons” of the fund or a party to the agreement, as that term is defined in the 1940 Act (“Independent Trustees”)) and (2) the fund’s shareholders.  As permitted by the 1940 Act, each Prior Advisory Agreement had an initial term of two years, renewable annually thereafter by the vote of a majority of the Fund’s Board members, including a majority of its Independent Trustees, at an in-person meeting.  Furthermore, in accordance with the 1940 Act, the Prior Advisory Agreements provided that each such agreement was to automatically terminate in the event of the assignment of the agreement.  In the event of such an assignment, the Funds must arrange for new agreements to be approved by each Fund’s Board and by shareholders pursuant to Section 15.

An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser.  Among other things, an assignment covers any transfer of a controlling block of the adviser’s outstanding voting securities.  A controlling block is presumed if a person beneficially owns more than 25% of a company’s voting securities.

In connection with his retirement, Thomas S. White, Jr., TWI’s founder, former President and majority-owner, entered into an agreement (the “Transaction Agreement”) pursuant to which he sold his entire majority-ownership interest back to TWI in exchange for cash (the “Transaction”).  The Transaction was part of a transition plan under which it was contemplated that various officers and employees of TWI would increase their ownership interests in TWI in anticipation of Mr. White’s retirement from the firm.  Due to the substantial change in the ownership arrangements of TWI, the Transaction resulted in a “change of control” (as contemplated by the 1940 Act) of TWI (the “Change of Control”) and the assignment of each Prior Advisory Agreement as of September 28, 2018, the date the Transaction closed.  For purposes of this Proxy Statement, references to TWI following the closing of the Transaction will refer to the firm as “New TWI”, reflecting the operation of the firm under the direction of its new ownership arrangements. For a list of each person who owns, beneficially or of record, ten percent or more of the outstanding voting securities of New TWI, please refer to Exhibit B.

At a Special Meeting of the Board of Trustees held on September 21, 2018, the Board of Trustees of each Fund approved Interim Advisory Agreements with TWI pursuant to Rule 15a-4 under the 1940 Act.  Rule 15a-4 permits an investment adviser to continue to provide services to a fund without shareholder approval of the agreement so long as the board of the fund approves an “interim” contract and the interim contract terminates upon the earlier of: (1) shareholder approval of the proposed New Advisory Agreement or (2) 150 days from the termination of the Prior Advisory Agreements.  At this Special Meeting, the Board also approved the New Advisory Agreements with respect to each Fund and determined that each such agreement would be submitted to the Funds’ shareholders for their approval.

New TWI currently provides services to the Funds pursuant to the Interim Advisory Agreements until such time as Fund shareholders approve the New Advisory Agreements.  Compensation earned by New TWI since the date of the termination of the Prior Advisory Agreements is being held in an interest-bearing escrow account pending shareholder approval of the New Advisory Agreements.  If shareholders approve the New Advisory Agreements within 150 days after the termination of the Prior Advisory Agreements, the amount held in the escrow account, including interest, will then be paid to New TWI.  If shareholders do not approve one or more of the New Advisory Agreements, New TWI will be paid, out of the escrow account, the lesser of: (1) the costs incurred performing its services under the Interim Advisory Agreement or (2) the total amount in the escrow account, including interest earned, and the Board will either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements.

How does Proposal 1 affect shareholders of the Funds?

The Change of Control and the New Advisory Agreements are not expected to have any material effect on shareholders of the Funds.  In particular, the terms of the New Advisory Agreements are substantially identical to those of the Prior Advisory Agreements, except for the dates of execution and termination, and certain other non-material changes.  No changes are proposed to the level of services that TWI previously provided to the Funds nor to the fees payable by each Fund for those services.  As discussed herein, Mr. White has retired from his role as President of TWI and will no longer serve as a co-portfolio manager of the Funds.  New TWI has informed the Board they do not anticipate any other changes in the portfolio management arrangements of the Funds as a result of the Change of Control. Jinwen Zhang, Ramkumar Venkatramani, Douglas M. Jackman, Wei Li, Rex Mathew, and Jianzhong (John) Wu, the current co-portfolio managers, would continue to serve as co-portfolio managers of the Funds under the New Advisory Agreements.  Further, there are no changes contemplated to be made to the Funds’ investment objectives or principal investment strategies.

What are the terms of the New Advisory Agreements?

The forms of the New Advisory Agreements are attached as Exhibits A-1, A-2 and A-3 to this Proxy Statement.  The description in this section of the terms of the New Advisory Agreements is qualified in its entirety by reference to those Exhibits.  The terms of the New Advisory Agreements approved by the Board and proposed for shareholder approval are substantially similar in all material respects to the Prior Advisory Agreements.  New TWI will serve as investment adviser to each Fund and will retain ultimate responsibility for the management of the Funds, and provide investment oversight and supervision.  These investment management services are intended to be identical to the services provided under the Prior Advisory Agreements and New TWI’s compensation for these services, expressed as an annual rate of each applicable Fund’s net assets, remains unchanged under the New Advisory Agreements.

Under the New Advisory Agreements, New TWI will, subject to the general supervision of the Trustees of the Trust, provide a program of continuous investment management for the Funds in accordance with the Funds’ stated investment objectives, policies and limitations as stated in the Funds’ Prospectus and Statement of Additional Information; make investment decisions for the Funds; and place orders to purchase and sell securities for the Funds. In performing its investment management services to the Funds, New TWI will provide the Funds with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.  New TWI will place orders pursuant to its investment determinations for the Funds directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements. During its most recent fiscal year, no commissions were paid to any affiliated brokers in connection with the purchase or sale of securities for the Funds by TWI.

The Prior Advisory Agreements had an initial term of two years and could be renewed annually thereafter by the approval of a majority of the Trustees, including a majority of the Independent Trustees.  The New Advisory Agreements will run for an initial term of approximately 18 months and may be renewed annually thereafter so long as they are approved by a majority of the Trustees, including a majority of the Independent Trustees.  Like the Prior Advisory Agreements, the New Advisory Agreements are terminable as to any Fund at any time without penalty on 60 days’ written notice by the Board, by vote of a majority of the outstanding shares of a Fund, or by New TWI. Each New Advisory Agreement also contains a provision that it will terminate automatically in the event of any “assignment”, as defined in the 1940 Act.

The shareholders of the International Fund last approved the Prior Advisory Agreement with respect to the Fund on June 28, 1994.  The shareholders of the American Opportunities Fund last approved the Prior Advisory Agreement with respect to the Fund on March 1, 1999.  The shareholders of the Emerging Markets Fund last approved the Prior Advisory Agreement with respect to the Fund on June 28, 2010.

How is New TWI compensated for its services to the Funds?

Pursuant to the terms of the New Advisory Agreements, New TWI is entitled to investment advisory fees equal to the following percentage of each applicable Fund’s average daily net assets on an annualized basis, which is the same fee schedule applicable pursuant to the Prior Advisory Agreements:

Fund	Investment Advisory Fee*
International Fund	0.85%
Emerging Markets Fund	0.85%
American Opportunities Fund	0.85%
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*	As a percentage of average daily net assets.

Exhibit B to this Proxy Statement sets forth the aggregate advisory fees paid to TWI with respect to the Funds during the Funds’ most recent fiscal year and any fees waived pursuant to the contractual fee deferral/expense reimbursement agreement in place for the Funds.  New TWI has represented to the Board that it expects to keep the current contractual fee deferral/expense reimbursement agreement in place going forward.

What if a Fund’s shareholders do not approve the New Advisory Agreement?

Should a Fund’s shareholders not approve the New Advisory Agreement with respect to that Fund prior to the expiration of the 150 day term of the Interim Advisory Agreements, the Board will consider what other action is necessary, appropriate and in the best interests of that Fund and its shareholders under the circumstances, which may include approving an extension of the Interim Advisory Agreement with New TWI in accordance with applicable law, including Rule 15a-4 under the 1940 Act and related SEC staff guidance, pending a further shareholder vote on the New Advisory Agreement.  Importantly, approval of a New Advisory Agreement with respect to a particular Fund by shareholders of that Fund is not contingent upon approval of the New Advisory Agreement with respect to any other Fund by the shareholders of that Fund.

What did the Board consider when approving the New Advisory Agreements?

In accordance with relevant provisions of the 1940 Act, the Board of Trustees of the Funds was required to consider the initial approval of each of the New Advisory Agreements with New TWI, and this action was required to take place at an in-person meeting of the Board.  The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the initial approval of the New Advisory Agreements, and it is the duty of the investment adviser to furnish the Trustees with such information that is responsive to their request.  Accordingly, in determining whether to approve the adoption of the New Advisory Agreements, the Board of Trustees requested, and TWI provided, information and data relevant to the Board’s consideration.  This included materials prepared by the Advisor for the Board that provided them with information regarding the investment performance of the Funds and information regarding the proposed fees and expenses of the Funds, compared to other similar mutual funds.

Following their consideration and review of the New Advisory Agreements, the Trustees determined that each Agreement would enable shareholders of the Fund to which it applies to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of its shareholders.  Accordingly, the Board, including all of the Independent Trustees, unanimously approved the adoption of the New Advisory Agreements. In reaching their decisions, the Trustees requested and obtained from New TWI such information as they deemed reasonably necessary to evaluate the New Advisory Agreements. The Trustees also carefully considered the information regarding the anticipated level of profitability of New TWI and comparative fee, expense and performance information prepared by Trust management.  The Board also considered the similarity of each of the New Advisory Agreements to the respective Prior Advisory Agreements, noting that the material terms and conditions were not changing.  In considering the adoption of the New Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by Trust counsel and their own reasonable business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any one specific consideration or particular information that was controlling of their decisions:

•
The nature, extent and quality of the advisory services expected to be provided.  The Trustees concluded that New TWI will be capable of providing high quality services to each Fund, as indicated by the nature and quality of services previously provided in the past by TWI, New TWI’s expected management capabilities as demonstrated with respect to the Funds, the professional qualifications and experience of the Funds’ portfolio managers who will be working for New TWI, New TWI’s investment and management oversight processes as explained to the Board, and the overall long-term investment performance of the Funds while under the management of TWI.  The Trustees also determined that New TWI proposed to provide investment advisory services that were of the same quality as services that TWI has previously provided to the Funds in the past, and that these services are appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

The expected investment performance of the Funds.  With respect to each Fund, the Trustees concluded on the basis of information derived from the performance data that TWI had achieved investment performance that was competitive relative to comparable funds over various trailing time periods, including over longer-term trailing time periods, and the Trustees took into consideration the fact that had TWI focused on long-term performance results with respect to their management of the Funds..  The Trustees took into consideration that all of the current co-portfolio managers of the Funds, with the exception of Mr. White, will be working at New TWI.

On the basis of the Trustees’ assessment of the nature, extent and quality of advisory services expected to be provided by TWI, the Trustees concluded that TWI is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies and competitive with many other investment companies.

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The cost of advisory services to be provided and the expected level of profitability.  On the basis of comparative information derived from the expense data, the Trustees determined that the overall expense ratio of each Fund, on a net basis, is expected to be competitive with industry averages, particularly with respect to mutual funds of comparable asset size.  The Trustees also noted that New TWI had proposed to enter into a contractual commitment for the benefit of Fund shareholders to limit the operating expenses of each of the classes of shares of the Funds.  The Board took into consideration information regarding the fees that New TWI expects to charge to other accounts, non-U.S. funds and private funds for similar investment advisory services, and the Trustees noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.  The Board also considered New TWI’s expected level of profitability with respect to its proposed management of the Funds, and noted that New TWI’s anticipated level of profitability was acceptable and not excessive and consistent with applicable industry averages and that New TWI expressed its commitment to using its own resources to help grow the Funds.  The Trustees also took into consideration the nature and extent of other expenses that are expected to be borne directly by New TWI from its own financial resources in order to help to market and promote the Funds.  Accordingly, on the basis of the Board’s review of the fees proposed to be charged by New TWI for investment advisory services, the investment advisory and other services proposed to be provided to the Funds by New TWI, and the estimated profitability of New TWI’s relationship with each Fund, the Board concluded that the level of investment advisory fees and New TWI’s anticipated level of profitability were appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and TWI.  The Trustees considered the anticipated level of profitability of New TWI both before and after the impact of the marketing related expenses that New TWI anticipates incurring out of its own resources in connection with its planned management of the Funds.

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The extent to which economies of scale will be realized as the Funds grow and whether the advisory fees reflect economies of scale.  While the Funds’ investment advisory fees do not decrease as Fund assets grow because the Funds are not currently subject to investment advisory fee breakpoints, the Trustees concluded that the Funds’ investment advisory fees are appropriate in light of the current size of the Funds, and appropriately reflect the current economic environment for New TWI and the competitive nature of the mutual fund market.  The Trustees noted that New TWI had undertaken to limit the Funds’ total annual operating expenses by waiving fees and/or reimbursing certain Fund expenses.  The Trustees then noted that they will have the opportunity to periodically re-examine whether a Fund has achieved economies of scale, and the appropriateness of investment advisory fees payable to New TWI, in the future.

•
Benefits to New TWI from its relationship with the Funds (and any corresponding benefits to the Funds).  The Trustees concluded that other benefits that may be derived by New TWI from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track records in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders.  In addition, the Trustees determined that the Funds could be expected to benefit from their relationship to New TWI by virtue of New TWI’s proposed provision of business management services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the cost of an outside service provider, which the Trustees determined to be reasonable, fair and in the best interests of Fund shareholders in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.  In considering information regarding the business management fees payable by the Funds to New TWI under the terms of the Business Management Agreement, the Board members indicated that they had considered various factors with respect to the proposed business management fees, including the level and amount of these fees and the services to be provided by New TWI in connection with the Business Management Agreement, in determining the reasonableness of the total fees that are to be paid by the Funds to New TWI for the overall level of services that New TWI proposes to provide to the Funds and their shareholders.  In considering the nature and extent of these non-advisory business management services that are proposed to be provided to the Funds by New TWI, the Board took into consideration: (i) whether the Business Management Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services to be performed under the Business Management Agreement are required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

•
Other Considerations.  In approving the Agreements, the Trustees determined that New TWI will be making a substantial commitment to the recruitment and retention of high quality personnel, and has undertaken to maintain the same level of financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders that TWI has been providing.  The Trustees also considered that New TWI has undertaken to make a significant entrepreneurial commitment to the management and success of the Funds, which is expect to entail a substantial financial and professional commitment, including the implementation of the Expense Limitation Agreements with respect to each Fund under which New TWI has undertaken to waive a portion of its fees to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements, subject to applicable recoupment provisions.  The Board also considered matters with respect to the proposed brokerage practices of New TWI, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice.

In reaching their conclusion with respect to the proposed adoption of each of the New Advisory Agreements and the level of fees to be paid under the New Advisory Agreements, the Trustees did not identify any one single factor as being controlling.  Rather, the Board took note of a combination of factors that had influenced their decision making process.  They noted the expected level and quality of investment advisory services proposed to be provided by New TWI to each of the Funds, and they found that these proposed services should be expected to benefit the shareholders of the Funds and also reflected the new management team’s overall commitment to the continued growth and development of the Funds. Based upon their consideration and review of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, the Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Advisory Agreements were fair and reasonable in light of the services proposed to be provided by New TWI and the Board therefore voted to approve the adoption of the New Advisory Agreements, as presented.

Information about the Funds’ Investment Adviser

Thomas White International, Ltd., located at 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605, is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser.  As of September 30, 2018, the firm and its asset management affiliates managed in the aggregate approximately $1.0 billion in assets under management for several types of clients including individuals, investment companies and private partnerships.

Additional information about New TWI is found in Exhibit B to this Proxy Statement entitled, “More Information About the Funds’ Investment Adviser.”

Reliance on Section 15(f) of the 1940 Act

The Board has been advised that, in connection with the Change in Control, the parties to the Transaction Agreement intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser’s affiliated persons (as that term is defined in the 1940 Act), to receive any amount or benefit in connection with a change in control of an investment adviser so long as two conditions are met.

First, for a period of three years after the closing of the Transaction, at least 75% of the Board must be comprised of persons who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the predecessor or successor adviser.  The Funds intend to comply with this 75% requirement with respect to the Board for the three-year period from the date the Transaction closed.

The second condition of Section 15(f) is that, for a period of two years following the closing of the Transaction, there must not be imposed on the Funds any “unfair burden” as a result of the Transaction or any express or implied terms, conditions, or understandings related to it. An “unfair burden” would include any arrangement whereby an “adviser” or an “interested person” of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from the Funds or their shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Funds (other than bona fide ordinary compensation as principal underwriter for a Fund).

Each party to the Transaction Agreement has agreed that it will not take or recommend any act that would constitute an “unfair burden,” as defined above, on a Fund for a period of two years from the date the Transaction closes.

Who is bearing the expenses related to Proposal 1?

New TWI will be bearing all of the costs and expenses associated with Proposal 1, including all of the costs associated with the solicitation of proxies from Fund shareholders, which consists of the costs associated with the preparation, printing and distribution of the proxy materials, as well as any additional out-of-pocket costs, such as legal expenses and vendor fees, incurred in connection with the completion of the Transaction.

Vote Required for Proposal 1

Approval of Proposal 1 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE PROPOSED NEW ADVISORY AGREEMENTS AS PROVIDED UNDER PROPOSAL 1.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

_____________________

PROPOSAL 2 — ELECTION OF TRUSTEES OF THE TRUST
(All Funds)

You are being asked to vote in favor of the election of each of the following nominees as a Trustee to hold office until the next meeting of shareholders at which trustees are elected or until their resignation, removal or death.  Nominees Arthur J. Fiocco, Jr. and William H. Woolverton presently serve as Trustees of the Trust (along with Elizabeth Montgomery, Robert W. Thomas and John N. Venson, who are not proposed for election at this time because they have each been previously elected by shareholders).  Geri Sands Hansen and Douglas M. Jackman are not presently Trustees of the Trust.  Each nominee is considered by the Trust to be an Independent Trustee (other than Mr. Jackman).  Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in this Proxy Statement and to serve if elected.  It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

Trustee Nominees

Each of the Trustee nominees, their ages, and principal occupations during the past five years, are presented below. The address for each nominee is 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605.

Name and Age	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios Overseen in the Fund Complex Overseen by Trustee or by Nominees for Trustee**	Other Directorships
Independent Trustee Nominees
Arthur J. Fiocco, Jr. Age: 60	Indefinite Term; Since December 2015	Vice President of Operations of Baxter International, Inc. (medical products) (since 2016, prior to which he was a director (since 2015)); Former Corporate Vice President of Hospira, Inc. (pharmaceutical company) (2004-2014)	3	None

Geri Sands Hansen Age: 57	Indefinite Term	Retired: Co-Founder and Chief Investment Officer of Attucks Asset Management, LLC (2001-2015)	3	None

William H. Woolverton Age: 67	Indefinite Term; Since December 2015	Managing Director of DMS Governance Ltd. (fund governance) (since 2016); Former Senior Managing Director and General Counsel of Gottex Fund Management (investment advisory firm) (2005-2016)	3	None
Interested Trustee Nominee+
Douglas M. Jackman Age: 51	Indefinite Term	Executive Vice President of Thomas White International, Ltd. (Since 1996)	3	None
_________
*	Trustees serve until their resignation, removal or death.

**	The “Fund Complex” consists of the International Fund, the Emerging Markets Fund and the American Opportunities Fund.

+	Mr. Jackman is considered to be an “Interested Trustee” of the Trust due to his position with New TWI.

Trustees receiving a plurality vote shall be elected. This means that the four nominees receiving the largest number of votes will be elected.

Board Leadership Structure

Mr. Thomas S. White, Jr. served as the Chairman of the Board until September 28, 2018. Effective as of the same date, Mr. William H. Woolverton now serves as the Chairman of the Board and in this capacity he presides at all meetings of the Trustees, is responsible for the administration of the Trust and oversees the functioning of the Board’s activities. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s Trust Instrument and By-Laws, the designation of Chairman does not impose on Mr. Woolverton any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. Mr. Woolverton is an Independent Trustee, and a majority of the Board is comprised of Independent Trustees.  In accordance with applicable regulations regarding the governance of the Trust, the Independent Trustees meet in a separate quarterly session in conjunction with each quarterly meeting of the Board during which they review matters relating to their independent oversight of the Trust.  The Board believes its leadership structure, in which the Chairman of the Board is not affiliated with New TWI, is appropriate, in light of the services that New TWI will be providing to the Trust and potential conflicts of interest that could arise from these relationships .

The Board has designated various standing committees, as further discussed below, each of which has a Chairman who is an Independent Trustee. The Board may also designate working groups or ad hoc committees as it deems appropriate, from time to time.

The Board regularly reviews this leadership structure and believes it to be appropriate because it allows the Board to exercise informed judgment over matters under its purview, and it allocates areas of responsibilities among committees of Trustees and the full Board in a manner that enhances effective oversight.

Board Committees

The Board of Trustees presently has an Audit Committee, a Valuation Committee, and a Nominating Committee, each of which are presently comprised of all of the Independent Trustees of the Trust.  The Audit Committee oversees the Trust’s accounting and financial reporting policies and practices and oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof.  The Board has adopted a written charter for the Audit Committee. The function of the Valuation Committee is to value securities held by any of the Funds for which current and reliable market quotations are not readily available. The function of the Nominating Committee is to evaluate the qualifications of candidates and make nominations for Independent Trustee membership on the Board.  The Board has in place a policy related to considering nominees recommended by shareholders.  There was no meeting of the Nominating Committee during the Funds’ most recent fiscal year.  The Audit Committee met two times during the most recent fiscal year of the Funds.  The Valuation Committee met four times during the most recent fiscal year of the Funds.

Board Oversight of Risk Management

Each Fund is subject to various risks including, among others, investment, financial, compliance, valuation and operational risks. Day-to-day risk management functions are included within the responsibilities of New TWI, and other service providers who carry out the Fund’s investment management and business affairs.  New TWI and other service providers each have their own, independent interest in risk management, and their policies and procedures for carrying out risk management functions will depend, in part, on their individual priorities, resources and controls.

The Board has not established a standing risk oversight committee. Instead, in fulfilling its risk oversight responsibilities, the Board regularly solicits and/or receives reports from New TWI, the Funds’ CCO and from legal counsel to the Trust. The Board has designated the CCO to oversee the risk management processes, procedures and controls for the Trust. In this role, the CCO reports directly to the Board’s Independent Trustees and provides quarterly reports to the Board, in addition to an annual report to the Board in accordance with each Fund’s compliance policies and procedures and applicable regulatory requirements. The CCO also regularly provides the Board with updates on the application of a Fund’s compliance policies and procedures and how these procedures are designed to mitigate risk. In addition, as part of the Board’s periodic review of a Fund’s advisory and other service provider arrangements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role in response to various relevant factors.

Trustee Qualifications

There are no specific required qualifications for Board membership. The Board believes that the different perspectives, viewpoints, professional experience, education and individual attributes of each Trustee represent a diversity of experiences and skills. In addition to the table above, the following is a brief discussion of the specific experience, qualifications, attributes and skills that led to the conclusion that each person identified below is qualified to serve as a Trustee.

Arthur J. Fiocco, Jr. – Through his experience as a director of a public operating company in the pharmaceuticals industry, Mr. Fiocco has experience with a variety of financial, management, regulatory and operational issues. He also has management experience through his prior position as a corporate officer of a privately held operating company in the pharmaceuticals industry.

Geri Sands Hansen – As a senior executive with over thirty years of experience working in the financial services industry in various roles, including as a founder and Chief Investment Officer of a private investment management firm, and as an investment consultant, research analyst and economist, Ms. Hansen has experience with a variety of business, management and financial matters.

Douglas M. Jackman. – Through his position as President of New TWI, which he joined in 1995, Mr. Jackman has experience in the investment management industry, including in the management and operation of registered investment companies, enabling him to provide management input and investment guidance to the Board. Mr. Jackman also has prior experience in the financial services industry developed prior to joining TWI in 1995.

William H. Woolverton – As managing director of a fund governance services firm, and as a former general counsel of a private investment management firm, Mr. Woolverton has relevant experience with a wide variety of legal, financial, management, regulatory and operational issues. Mr. Woolverton also has experience with business, legal and regulatory matters as a former partner of a law firm and as a former general counsel of a private investment management firm that manages various registered investment companies.

Officers of the Trust

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as detailed in Exhibit C to this Proxy Statement.

As of September 28, 2018, the Trustees and officers of the Trust, as a group, owned approximately 0.36% of the outstanding shares of the International Fund, 0.91% of the outstanding shares of the Emerging Markets Fund, and 2.42% of the outstanding shares of the American Opportunities Fund.

Trustees’ Ownership of Fund Shares as of September 28, 2018

	Dollar Range of Equity Securities owned in:		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Independent Nominees
Arthur J. Fiocco, Jr.	International Fund	$1-$10,000	$10,001-$50,000
	Emerging Markets Fund	$1-$10,000
	American Opportunities Fund	$10,001-$50,000

Geri Sands Hansen	International Fund	None	None
	Emerging Markets Fund	None	None
	American Opportunities Fund	None	None

William H. Woolverton	International Fund	$10,001-$50,000	$10,001-$50,000
	Emerging Markets Fund	$10,001-$50,000
	American Opportunities Fund	$10,001-$50,000

Interested Nominee
Douglas M. Jackman	International Fund	Over $100,000	Over $100,000
	Emerging Markets Fund	Over $100,000
	American Opportunities Fund	Over $100,000

* “Family of Investment Companies” consists of the International Fund, the Emerging Markets Fund and the American Opportunities Fund.

Compensation

The Trust pays each Trustee of the Trust who is not an officer or employee of New TWI a fee of $4,000 for each Board meeting and a $10,000 annual retainer. The $10,000 annual retainer is distributed exclusively in shares of the Funds as directed by each Trustee. The Trust does not have a pension or retirement plan in place for the benefit of the Trustees, and, therefore, neither the Trust nor the Funds maintain any pension or retirement plans, and no pension or retirement benefits are accrued as Trust or Fund expenses.  The following table sets forth information regarding all compensation paid to the Trustee nominees during the most recent fiscal year end of the Trust.

Nominee	Aggregate Compensation from the Trust	Total Compensation from the Fund Complex*

Arthur J. Fiocco, Jr.+	$26,000	$26,000
Geri Sands Hansen	None	None
William H. Woolverton+	$26,000	$26,000
Douglas M. Jackman	None	None

*  “Fund Complex” consists of the International Fund, the Emerging Markets Fund and the American Opportunities Fund.

+  Indicates those Trustees who are presently Trustees of the Trust.  Neither Ms. Hansen nor Mr. Jackman were members of the Board during the most recent fiscal year.

Vote Required for Proposal 2

Approval of Proposal 2 requires the vote of a plurality of the Trust’s shares.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”
APPROVAL OF THE ELECTION OF THE TRUSTEES AS PROVIDED UNDER
PROPOSAL 2.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

_____________________

PROPOSAL 3 — TO APPROVE THE REMOVAL OF THE APPLICABLE
FUNDAMENTAL INVESTMENT RESTRICTION ON INVESTING IN OTHER OPEN-
END INVESTMENT COMPANIES
(Thomas White International Fund and Thomas White American Opportunities Fund –
each Fund voting separately)

Shareholders of each of the International Fund and the American Opportunities Fund are being asked to approve the removal of the fundamental investment restriction applicable to each Fund which provides that each respective Fund may not invest “in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization)” (the “Fundamental Restriction”).

The 1940 Act requires all mutual funds to adopt certain investment restrictions as "fundamental" restrictions. Fundamental restrictions may be modified or eliminated only with the approval of the requisite vote of each Fund's outstanding voting securities. Upon the recommendation of New TWI the Trustees have reviewed the International and American Opportunities Funds’ currently effective Fundamental Restriction and have recommended that the Fundamental Restriction be removed to modernize the restrictions to conform with changes to the law and to provide the Funds with additional investment flexibility consistent with the 1940 Act.

This restriction was based on the requirements formerly imposed by state "blue sky" regulators as a condition to registration. As a result of the National Securities Markets Improvement Act of 1996, which preempted state blue sky securities regulation of all mutual funds, this restriction is no longer required. If Proposal 3 is approved by shareholders, the Funds’ investments in other investment companies will continue to be limited by the 1940 Act and the rules thereunder, which place various limitations on investment in other investment companies. In particular, under Section 12(d)(1) of the 1940 Act, a fund generally is limited to investing only up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company, and no such investment can represent more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. For example, a fund may invest without limitation in money market funds, provided that the conditions of Rule 12d1-1 under the 1940 Act are met.

The Fundamental Restriction currently limits the subject Funds’ ability to invest in other investment companies and limits the Funds’ options for cash management activities, as the Funds are not allowed to invest any cash holdings in the securities of money market funds.  If Proposal 3 is approved by shareholders of one or both of the Funds, such Fund(s) may invest in other investment companies, including money market funds for cash management purposes, and the Funds may be subject to the following additional risks:

Other Investment Companies: Each Fund may invest its assets in securities of other investment companies, or in pooled accounts or other investment vehicles, including open-end funds, closed-end funds, exchange-traded funds (ETFs) and money market funds.  A Fund’s investment in another investment company may subject the Fund indirectly to the risks of that investment company.  As a shareholder in an investment company, a Fund would bear its ratable share of that investment company’s expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own management fees and other expenses.

Vote Required for Proposal 3

Approval of Proposal 3 requires the vote of a “majority of the outstanding voting securities” entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE
INTERNATIONAL FUND AND THE AMERICAN OPPORTUNITIES FUND VOTE
“FOR” APPROVAL OF THE REMOVAL OF EACH SUCH FUNDS’ FUNDAMENTAL
INVESTMENT RESTRICTION ON INVESTING IN OTHER OPEN-END
INVESTMENT COMPANIES AS PROVIDED UNDER PROPOSAL 3.  SIGNED BUT
UNMARKED PROXIES WILL BE SO VOTED.

_____________________

ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

Information regarding the percent ownership of each person who, as of September 28, 2018, owned of record and/or beneficially 5% or more of the outstanding shares of a Fund is included in Exhibit D to the Proxy Statement.

The Funds’ Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, a wholly-owned subsidiary of U.S. Bancorp, serves as the distributor of the shares of each Fund, pursuant to a Distribution Agreement with the Trust.  In this capacity, it receives purchase orders and redemption requests relating to Fund shares.

Fund Administration

U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator to the Funds and provides day-to-day administrative services pursuant to an Administration Agreement, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Funds with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

Voting Information

Shareholders of record of the Trust on the Record Date are entitled to be present and to vote at the Meeting.  Exhibit D to this Proxy Statement sets forth the number of shares of each Fund issued and outstanding on the Record Date.

With respect to the actions to be taken by the shareholders of the Trust on the matters described in this Proxy Statement, one-third of the outstanding shares present at the Meeting by proxy or in person of the Funds shall constitute a quorum at the Meeting.  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against Proposals 1 and 3, for which the required vote is a percentage of the shares present or outstanding.

Proxy Related Expenses

New TWI will bear all of the costs associated with the solicitation of proxies from Fund shareholders with respect to each proposal, including the costs associated with the preparation, printing and distribution of the proxy materials, and any additional out-of-pocket costs, such as legal expenses and vendor fees, incurred in connection with the preparation of the proxy statement and the implementation of each of the proposals if approved by shareholders.  Solicitations may be made by regular mail, telephone, e-mail, or other personal contact by officers or employees of New TWI or by the proxy soliciting firm retained by New TWI to assist with the solicitation process.  AST Fund Solutions, LLC has been retained to provide proxy solicitation services in connection with the Meeting and the costs of the firm are being borne solely by New TWI and not by the Funds.  In addition, New TWI may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Board of Trustees

___________________________________
J. Ryan Conner
Secretary
Lord Asset Management Trust

October 15, 2018

Exhibit A-1

Form of Investment Advisory Agreement for
Thomas White International Fund

LORD ASSET MANAGEMENT TRUST
on behalf of
THOMAS WHITE INTERNATIONAL FUND

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective commencing on [         ] [  ], 2018 between Thomas White International, Ltd. (the “Adviser”) and Lord Asset Management Trust (the “Trust”) on behalf of Thomas White International Fund (the “Fund”).

WHEREAS, the Trust is a Delaware Business Trust of the series type organized under the trust instrument dated February 9, 1994, (the “Trust Instrument”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is the initial series of the Trust;

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”):

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1. Appointment.  The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties.  Subject to the supervision of the Trustees of the Trust, the Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objectives, policies and limitations as stated in the Fund's prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust: (b) make investment decisions for the Fund: and (c) place orders to purchase and sell securities for the Fund.

In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.  The Adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio.  The Adviser will determine what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion, if any, should be held uninvested.

-A1-1-

The Adviser further agrees that, in performing its duties hereunder, it will:

(a)  comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b)  use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)  place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

(d)  furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund's assets or contemplated investments.  In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Adviser's own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(e)  make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations.  The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(f)  immediately notify the Trust in the event that the Adviser or any of its affiliates:  (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority.  The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect;

(g)  in making investment decisions for the Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

3.  Allocation of Charges and Expenses.  Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Trust (including the Trust's share of payroll taxes), and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

-A1-2-

The Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Adviser in this section 3.  In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund:  organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs) fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of the Fund's custodian or of any subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, trustees and employees of the Trust who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto, or such expenses that relate to meetings whose primary purpose is with respect to Fund matters.

4. Compensation.  As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for the Fund to pay the Adviser at the beginning of each calendar month an advisory fee computed at the rate of 1/12 of 0.85% (0.85% annually) of the Fund's average daily net assets.  The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust Instrument and the Registration Statement.  If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day.  If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser's compensation is computed pursuant to this section, then the Adviser's compensation computed at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).  If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

In the event that the Adviser's gross compensation hereunder shall, when added to the other expenses of the Fund, cause the aggregate expenses of the Fund to exceed the maximum expenses permitted under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the shares of the Fund may be qualified for offer or sale, the total compensation paid or payable to the Adviser shall be reduced (but not below zero) to the extent necessary to cause the Fund not to exceed such expense limitation.  Except to the extent that such reduction has been reflected in lowered monthly payments to the Adviser, the Adviser shall refund to the Fund the amount by which the total payments received by the Adviser are in excess of such expense limitation as promptly as practicable after the end of such fiscal year, provided that the Adviser shall not be required to pay the Fund an amount greater than the fee otherwise payable to the Adviser in respect of such year.  As used in this Section 4, “expenses” shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and “expense limitation” shall mean a limitation on the maximum annual expenses which may be incurred by an investment company as determined by applicable law.  The words “lowest applicable expense limitation” shall be deemed to be that which results in the largest reduction of the Adviser's compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit the Adviser's fees if not required by an applicable statute or regulation referred to above in this Section 4.

-A1-3-

5. Books and Records.  The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions.  The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request.  And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

6. Standard of Care and Limitation of Liability.  The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.  As used in this section 6, the term “Adviser” shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

7. Services Not Exclusive.  It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund hereunder.  When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund.  In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission.  If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

8. Duration and Termination.  This Agreement shall continue until February 29, 2020 and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated:  (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Trust.  This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

-A1-4-

9. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10. Proxies.  Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.  The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

11. Name Reservation.  The Trust acknowledges and agrees that the Adviser has property rights relating to the use of the terms “Lord Asset Management” and “Thomas White” and has permitted the use of such terms by the Trust and its Funds.  The Trust agrees that: (i) it will use the terms “Lord Asset Management” and “Thomas White” only as a component of the names of the Trust and the Funds and for no other purposes; (ii) it will not purport to grant to any third party any rights in such name; (iii) at the request of the Adviser, the Trust will take such action as may be required to provide its consent to use of the terms by the Adviser, or any affiliate of the Adviser to whom the Adviser shall have granted the right to such use; and (iv) the Adviser may use or grant to others the right to use the term, or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company.  Upon termination of this Agreement as to the Trust or any Fund, the Trust shall, upon request of the Adviser, cease to use the terms “Lord Asset Management” and “Thomas White” as part of the name of the Trust and its Funds, or of any Fund as to which the Agreement is terminated, as applicable.  In the event of any such request by the Adviser that use of the terms “Lord Asset Management” and “Thomas White” shall cease, the Trust shall cause its officers, trustees and stockholders to take any and all such actions which the Adviser may request to effect such request and to reconvey to the Adviser any and all rights to the terms “Thomas White International. Ltd.” and “Thomas White.”

12. Miscellaneous.

a. This Agreement shall be governed by the laws of the State of Illinois, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

d. Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund.

-A1-5-

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below.

LORD ASSET MANAGEMENT TRUST
On behalf of Thomas White International Fund

By:

Name:

Title:

THOMAS WHITE INTERNATIONAL, LTD.

By:

Name:

Title:

-A1-6-

Exhibit A-2

Form of Investment Advisory Agreement for
Thomas White Emerging Markets Fund

LORD ASSET MANAGEMENT TRUST
on behalf of
THOMAS WHITE EMERGING MARKETS FUND

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective commencing on [          ] [  ], 2018, between Thomas White International, Ltd. (the “Adviser”) and Lord Asset Management Trust (the “Trust”), on behalf of Thomas White Emerging Markets Fund (the “Fund”).

WHEREAS, the Trust is a Delaware Statutory Trust of the series type organized under the trust instrument dated February 9, 1994, (the “Trust Instrument”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust; and

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund; and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”):

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1. Appointment.  The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

Investment Advisory Duties.  Subject to the supervision of the Trustees of the Trust, the Adviser will: (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and Statement of Additional Information included as part of the Trust’s Registration Statement filed with the Securities and Exchange Commission (“SEC”), as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund.

In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.  The Adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund’s portfolio.  The Adviser will determine what portion of the Fund’s portfolio shall be invested in securities and other assets, and what portion, if any, should be uninvested.

-A2-1-

The Adviser further agrees that, in performing its duties hereunder, it will:

(a)  comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b)  use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)  place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund’s prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

(d)  furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund’s assets or contemplated investments.  In addition, the Adviser will keep the Trust and the Board of Trustees (the “Board” or “Trustees”) informed of developments materially affecting the Fund’s portfolio and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(e)  make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations.  The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(f)  immediately notify the Trust in the event that the Adviser or any of its affiliates:  (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority.  The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust’s Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect; and

(g)  in making investment decisions for the Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

3. Allocation of Charges and Expenses.  Except as otherwise specifically provided in this Section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Trust (including the Trust’s share of payroll taxes), and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

-A2-2-

The Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Adviser in this Section 3.  In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund:  organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser’s overhead and employee costs) fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust’s officers and employees; fees and expenses of the Fund’s custodian or of any subcustodian, transfer agent, registrar, or dividend dispersing agent of the Fund; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses costs of stockholders’ and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund’s business) of officers, Trustees and employees of the Trust who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers, Trustees and employees of the Trust who are not interested persons of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of the Trust who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto, or such expenses that relate to meetings whose primary purpose is with respect to Fund matters.

4. Compensation.  As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for the Fund to pay the Adviser at the beginning of each calendar month an advisory fee computed at the rate of 1/12 of 0.85% (0.85% annually) of the Fund’s average daily net assets.  The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust Instrument and the Registration Statement.  If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund’s portfolio may lawfully be determined, on that day.  If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser’s compensation is computed pursuant to this Section 4, then the Adviser’s compensation computed at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).  If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

5. Books and Records.  The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal  provisions, and to preserve such records for the periods and in the manner  required by that Section, and those rules and legal provisions.  The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request.  And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

-A2-3-

6. Standard of Care and Limitation of Liability.  The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund’s shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of  its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement.  As used in this Section 6, the term “Adviser” shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

7. Services Not Exclusive.  It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser’s ability to meet its obligations to the Fund hereunder.  When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund.  In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission.  If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

8. Duration and Termination.  This Agreement shall continue until February 29, 2020 and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined by the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated:  (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Trust.  This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10. Proxies.  Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.  The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

-A2-4-

11. Name Reservation.  The Trust acknowledges and agrees that the Adviser has property rights relating to the use of the terms “Lord Asset Management” and “Thomas White” and has permitted the use of such terms by the Trust and the Fund.  The Trust agrees that: (i) it will use the terms “Lord Asset Management” and “Thomas White” only as a component of the names of the Trust and the Fund and for no other purposes; (ii) it will not purport to grant to any third party any rights in such name; (iii) at the request of the Adviser, the Trust will take such actions as may be required to provide its consent to use of the terms by the Adviser, or any affiliate of the Adviser to whom the Adviser shall have granted the right to such use; and (iv) the Adviser may use or grant to others the right to use the term, or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company.  Upon termination of this Agreement as to the Trust or any Fund, the Trust shall, upon request of the Adviser, cease to use the terms “Lord Asset Management” and “Thomas White” as part of the name of the Trust and the Fund.  In the event of any such request by the Adviser that use of the terms “Lord Asset Management” and “Thomas White” shall cease, the Trust shall cause its officers, Trustees and stockholders to take any and all such actions which the Adviser may request to effect such request and to reconvey to the Adviser any and all rights to the terms “Lord Asset Management” and “Thomas White.”

12. Miscellaneous.

a. This Agreement shall be governed by the laws of the State of Illinois, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

d. Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund.

-A2-5-

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below.

LORD ASSET MANAGEMENT TRUST
On behalf of Thomas White Emerging Markets Fund

By:

Name:

Title:

THOMAS WHITE INTERNATIONAL, LTD.

By:

Name:

Title:

-A2-6-

Exhibit A-3

Form of Investment Advisory Agreement for
Thomas White American Opportunities Fund

LORD ASSET MANAGEMENT TRUST
on behalf of
THOMAS WHITE AMERICAN OPPORTUNITIES FUND

INVESTMENT ADVISORY AGREEMENT

AGREEMENT, effective commencing on [       ] [  ], 2018 between Thomas White International, Ltd. (the “Adviser”) and Lord Asset Management Trust (the “Trust”), on behalf of Thomas White American Opportunities Fund (the “Fund”).

WHEREAS, the Trust is a Delaware Business Trust of the series type organized under the trust instrument dated February 9, 1994, (the “Trust Instrument”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company, and the Fund is a series of the Trust;

WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”):

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

1. Appointment.  The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

2. Investment Advisory Duties.  Subject to the supervision of the Trustees of the Trust, the Adviser will (a) provide a program of continuous investment management for the Fund in accordance with the Fund’s investment objectives, policies and limitations as stated in the Fund’s prospectus and Statement of Additional Information included as part of the Trust’s Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; (b) make investment decisions for the Fund; and (c) place orders to purchase and sell securities for the Fund.

In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance and policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.  The Adviser will determine the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund’s portfolio.  The Adviser will determine what portion of the Fund’s portfolio shall be invested in securities and other assets, and what portion, if any, should be held uninvested.

-A3-1-

The Adviser further agrees that, in performing its duties hereunder, it will:

(a)  comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the “Code”) and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

(b)  use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

(c)  place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund’s prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

(d)  furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund’s assets or contemplated investments.  In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund’s portfolio and shall, on the Adviser’s own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

(e)  make available to the Trust, promptly upon its request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Trust in its compliance with applicable laws and regulations.  The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund as they may reasonably request;

(f)  immediately notify the Trust in the event that the Adviser or any of its affiliates:  (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the Securities and Exchange Commission (“SEC”) or other regulatory authority.  The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust’s Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect;

(g)  in making investment decisions for the Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

3.  Allocation of Charges and Expenses.  Except as otherwise specifically provided in this section 3, the Adviser shall pay the compensation and expenses of all its directors, officers and employees who serve as officers and executive employees of the Trust (including the Trust’s share of payroll taxes), and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

-A3-2-

The Adviser shall not be required to pay any expenses of the Fund other than those specifically allocated to the Adviser in this section 3.  In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust’s employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund:  organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser’s overhead and employee costs) fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust’s officers and employees; fees and expenses of the Fund’s custodian or of any subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses costs of stockholders’ and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund’s business) of officers, trustees and employees of the Trust who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or trustees of the Trust who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto, or such expenses that relate to meetings whose primary purpose is with respect to Fund matters.

4. Compensation.  As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for the Fund to pay the Adviser at the beginning of each calendar month an advisory fee computed at the rate of 1/12 of 0.85% (0.85% annually) of the Fund’s average daily net assets.  The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Trust Instrument and the Registration Statement.  If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund’s portfolio may lawfully be determined, on that day.  If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser’s compensation is computed pursuant to this section, then the Adviser’s compensation computed at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).  If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 4.

In the event that the Adviser’s gross compensation hereunder shall, when added to the other expenses of the Fund, cause the aggregate expenses of the Fund to exceed the maximum expenses permitted under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the shares of the Fund may be qualified for offer or sale, the total compensation paid or payable to the Adviser shall be reduced (but not below zero) to the extent necessary to cause the Fund not to exceed such expense limitation.  Except to the extent that such reduction has been reflected in lowered monthly payments to the Adviser, the Adviser shall refund to the Fund the amount by which the total payments received by the Adviser are in excess of such expense limitation as promptly as practicable after the end of such fiscal year, provided that the Adviser shall not be required to pay the Fund an amount greater than the fee otherwise payable to the Adviser in respect of such year.  As used in this Section 4, “expenses” shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof, and “expense limitation” shall mean a limitation on the maximum annual expenses which may be incurred by an investment company as determined by applicable law.  The words “lowest applicable expense limitation” shall be deemed to be that which results in the largest reduction of the Adviser’s compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit the Adviser’s fees if not required by an applicable statute or regulation referred to above in this Section 4.

-A3-3-

5. Books and Records.  The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions.  The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request.  And the Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

6. Standard of Care and Limitation of Liability.  The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund’s shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund’s shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement.  As used in this section 6, the term “Adviser” shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund.

7. Services Not Exclusive.  It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser’s ability to meet its obligations to the Fund hereunder.  When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund.  In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission.  If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

8. Duration and Termination.  This Agreement shall continue until February 29, 2020 and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by: (i) the Trustees or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  Notwithstanding the foregoing, this Agreement may be terminated:  (a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund’s outstanding voting securities, upon sixty (60) days’ written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days’ written notice to the Trust.  This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

-A3-4-

9. Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (i) a majority of the outstanding voting securities of the Fund, and (ii) a majority of the Trustees, including a majority of Trustees who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10. Proxies.  Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested.  The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund’s shareholders.

11. Name Reservation.  The Trust acknowledges and agrees that the Adviser has property rights relating to the use of the terms “Lord Asset Management” and “Thomas White” and has permitted the use of such terms by the Trust and its series.  The Trust agrees that: (i) it will use the terms “Lord Asset Management” and “Thomas White” only as a component of the names of the Trust and its series and for no other purposes; (ii) it will not purport to grant to any third party any rights in such name; (iii) at the request of the Adviser, the Trust will take such action as may be required to provide its consent to use of the terms by the Adviser, or any affiliate of the Adviser to whom the Adviser shall have granted the right to such use; and (iv) the Adviser may use or grant to others the right to use the term, or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company.  Upon termination of this Agreement, the Trust shall, upon request of the Adviser, cease to use the terms “Lord Asset Management” and “Thomas White” as part of the name of the Trust and series, as applicable.  In the event of any such request by the Adviser that use of the terms “Lord Asset Management” and “Thomas White” shall cease, the Trust shall cause its officers, trustees and stockholders to take any and all such actions which the Adviser may request to effect such request and to reconvey to the Adviser any and all rights to the terms “Lord Asset Management” and “Thomas White.”

12. Limitation of Liability.  It is expressly agreed that the obligation of the Trust shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust relating to the Fund.  The execution and delivery of the Agreement have been authorized by the Trustees, and this Agreement has been signed and delivered by an authorized officer of the Trust, acting as such, and neither such authorization by the Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust relating to the Fund, as provided in the Trust’s Trust Instrument dated February 9, 1994, as amended from time to time.

13. Miscellaneous.

      a. This Agreement shall be governed by the laws of the State of Illinois, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

-A3-5-

b. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

c. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

d. Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund.

-A3-6-

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below.

LORD ASSET MANAGEMENT TRUST
On behalf of Thomas White American Opportunities Fund

By:

Name:

Title:

THOMAS WHITE INTERNATIONAL, LTD.

By:

Name:

Title:

-A3-7-

Exhibit B

More Information About the Funds’ Investment Adviser

Fees paid to TWI

The investment advisory fees paid by each Fund, and applicable fee waivers during each Fund’s most recent fiscal year ended October 31, 2017 were as follows:

Fund	Fiscal Year Ended	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees
International Fund	10/31/2017	$3,878,284	$(651,357)	$3,226,927
Emerging Markets Fund	10/31/2017	$531,084	$(198,526)	$332,558
American Opportunities Fund	10/31/2017	$346,662	$0	$346,662

The following table sets forth certain information with respect to the executive officers and directors of Thomas White International, Ltd., effective as of the close of business on September 28, 2018:

Name, Position with New TWI, and Address*	Principal Occupation
Douglas M. Jackman President and Director	President of Thomas White International, Ltd.

J. Ryan Conner Secretary, Senior Vice President, Chief Compliance Officer and Director	Senior Vice President and Chief Compliance Officer of Thomas White International, Ltd.
Wei Li Executive Vice President and Director	Executive Vice President of Thomas White International, Ltd.
Gabriel J. McNerney Executive Vice President and Director	Executive Vice President of Thomas White International, Ltd.

David M. Sullivan II Treasurer and Executive Vice President	Treasurer and Executive Vice President of Thomas White International, Ltd.
Ramkumar Venkatramani Director	Executive Vice President of Thomas White India Pvt. Ltd., a subsidiary of Thomas White International, Ltd,

Jianzhong (John) Wu Executive Vice President and Director	Executive Vice President of Thomas White International, Ltd

Jinwen Zhang Executive Vice President and Director	Executive Vice President of Thomas White International, Ltd.

_________
* The address for each officer and director is 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605.

B-1

Thomas White International, Ltd. is a closely held corporation. The following table sets forth certain information with respect to the name and address of each person that owns, of record or beneficially, ten percent or more of the outstanding voting securities of TWI as of September 28, 2018:

Name and Address*
Douglas M. Jackman	24.97%
Wei Li	13.69%
Gabriel J. McNerney	11.30%
Jinwen Zhang	10.52%
_________
* The address for each individual is 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605.

B-2

Exhibit C

Officers of the Trust

The officers of the Trust, their ages, addresses and principal occupations during the past five years, are as follows.

Name, Age and Address	Position(s) Held With The Trust, Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years
J . Ryan Conner, 38 440 South LaSalle Street Suite 3900 Chicago, Illinois 60605	Secretary and Chief Compliance Officer; Indefinite Term; Since 2010	Senior Vice President, Thomas White International, Ltd. (since 2008)
Douglas M. Jackman, 51 440 South LaSalle Street Suite 3900 Chicago, Illinois 60605	President; Indefinite Term; Since 2018	President of Thomas White International, Ltd. (Since 1995)
David M. Sullivan II, 45 440 South LaSalle Street Suite 3900 Chicago, Illinois 60605	Vice President and Treasurer; Indefinite Term; Since 2000	Treasurer and Executive Vice President of Thomas White International, Ltd. (since 2003)
___________
* The officers of the Trust serve at the pleasure of the Trustees.
C-1

Exhibit D

Further Information Regarding Shares Outstanding

The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting.  On the Record Date the following shares of beneficial interest (collectively the “Shares” and individually a “Share”) of the Trust were outstanding and entitled to vote at the Meeting:

Fund	Shares Outstanding
International Fund
Class I	12,793,459
Investor Class	1,964,740
Emerging Markets Fund
Class I	3,132,726
164,045
American Opportunities Fund
Investor Class	2,544,560

Each whole Share of a Fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth certain information as of September 28, 2018 for each of the Funds with respect to those shareholders who owned, beneficially or of the record, 5% or more of the outstanding shares of any Class of shares of the Funds:

Fund	Name and Address of Owner	Number of Shares Owned	Percent of Class
Thomas White International Fund (Investor Class)	Charles Schwab & Co., Inc. For the benefit of its Clients 211 Main Street San Francisco, CA 94105	692,038	35.22%
	National Financial Services Corp. For the benefit of its Clients 499 Washington Boulevard Jersey City, NJ 07310	434,521	22.11%
	Northern Trust Custody For the benefit of its Clients PO Box 92956 Chicago, IL 60675	210,558	10.71%
	Catherine Manos Trust 1448 North Lake Shore Drive Chicago, IL 60610	114,771	5.84%
	TD Ameritrade, Inc. For the benefit of its Clients PO Box 2226 Omaha, NE 68103	105,219	5.35%

Fund	Name and Address of Owner	Number of Shares Owned	Percent of Class

Thomas White International Fund (Class I)	Capinco c/o U.S. Bank, N/A 1555 N. RiverCenter Drive, Suite 302 Milwaukee, WI 53212	5,214,881	40.76%
	National Financial Services Corp. For the benefit of its Clients 499 Washington Boulevard Jersey City, NJ 07310	2,700,532	21.11%
	Merrill Lynch Pierce Fenner & Smith For the benefit of its Clients 4800 Deer Lake Drive East Jacksonville, FL 32246	2,494,229	19.50%
	University of Dubuque 2000 University Avenue Dubuque, IA 52001	732,750	5.73%
Thomas White Emerging Markets Fund (Investor Class)	Catherine Manos Trust 1448 North Lake Shore Drive Chicago, IL 60610	71,114	43.35%
	U.S. Bank, NA For the benefit of its Clients PO Box 1787 Milwaukee, WI 53201	57,824	35.25%
	Charles Schwab & Co., Inc. For the benefit of its Clients 211 Main Street San Francisco, CA 94105	9,850	6.00%
	Robert B. Graham Rev. Trust 1448 North Lake Shore Drive Chicago, IL 60610	8,763	5.34%

Fund	Name and Address of Owner	Number of Shares Owned	Percent of Class

Thomas White Emerging Markets Fund (Class I)	National Financial Services Corp. For the benefit of its Clients 499 Washington Boulevard Jersey City, NJ 07310	2,165,444	69.12%
	NABANK & Co. For the benefit of its Clients P.O. Box 2180 Tulsa, OK 74101	482,744	15.40%
	Charles Schwab & Co., Inc. For the benefit of its Clients 211 Main Street San Francisco, CA 94105	167,266	5.34%
Thomas White American Opportunities Fund (Investor Class)	National Financial Services Corp. For the benefit of its Clients 499 Washington Boulevard Jersey City, NJ 07310	1,483,425	58.30%
	University of Dubuque 2000 University Avenue Dubuque, IA 52001	496,156	19.50%
	Trustees of Thomas White Intl. 401(k) 440 South LaSalle Street, Suite 3900 Chicago, IL 60605	205,579	8.08%
	Charles Schwab & Co., Inc. For the benefit of its Clients 211 Main Street San Francisco, CA 94105	143,350	5.63%

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE VOTE ALL BALLOTS.  PLEASE CAST YOUR PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
12345678910 4. By PHONE with a live operator when you call toll-free 1-800-290-6424 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

THOMAS WHITE INTERNATIONAL FUND
Lord Asset Management Trust

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned, revoking prior proxies, hereby appoints _____________ and _____________, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Thomas White International Fund (the “Fund”) to be held at the offices of the Fund at 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605 at 11:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-290-6424.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 30, 2018.  The proxy statement for this meeting is available at:

proxyonline.com/docs/thomaswhitefunds.pdf

PROXY CARD
THOMAS WHITE INTERNATIONAL FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE)   DATE

_____________________________________________________________________
SIGNATURE (IF HELD JOINTLY)   DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” each proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve the new Investment Advisory Agreement.	O	O	O
2.	To approve the election of Trustees.	FOR	WITHHOLD
	2.1 Arthur J. Fiocco, Jr.	O	O
	2.2 Geri Sands Hansen	O	O
	2.3 William H. Woolverton	O	O
	2.4 Douglas M. Jackman	O	O

		FOR	AGAINST	ABSTAIN
3.	To approve the removal of the Fund’s fundamental investment restriction on investing in other open-end investment companies.	O	O	O

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE VOTE ALL BALLOTS.  PLEASE CAST YOUR PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
12345678910 4. By PHONE with a live operator when you call toll-free 1-800-290-6424 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Thomas White Emerging Markets Fund
Lord Asset Management Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned, revoking prior proxies, hereby appoints _____________ and _____________, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Thomas White Emerging Markets Fund (the “Fund”) to be held at the offices of the Fund at 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605 at 11:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-290-6424.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 30, 2018.  The proxy statement for this meeting is available at:

proxyonline.com/docs/thomaswhitefunds.pdf

PROXY CARD
THOMAS WHITE EMERGING MARKETS FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.   The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE)   DATE

_____________________________________________________________________
SIGNATURE (IF HELD JOINTLY)   DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” each proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve the new Investment Advisory Agreement.	O	O	O
2.	To approve the election of Trustees.	FOR	WITHHOLD
	2.1 Arthur J. Fiocco, Jr.	O	O
	2.2 Geri Sands Hansen	O	O
	2.3 William H. Woolverton	O	O
	2.4 Douglas M. Jackman	O	O

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.  PLEASE VOTE ALL BALLOTS.  PLEASE CAST YOUR PROXY VOTE TODAY!

1. MAIL your signed and voted proxy back in the postage paid envelope provided
2. ONLINE at proxyonline.com using your proxy control number found below
3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
12345678910 4. By PHONE with a live operator when you call toll-free 1-800-290-6424 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

THOMAS WHITE AMERICAN OPPORTUNITIES FUND
Lord Asset Management Trust

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 30, 2018

The undersigned, revoking prior proxies, hereby appoints _____________ and _____________, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Thomas White American Opportunities Fund (the “Fund”) to be held at the offices of the Fund at 440 South LaSalle Street, Suite 3900, Chicago, Illinois 60605 at 11:00 a.m. Central Time, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-290-6424.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on November 30, 2018.  The proxy statement for this meeting is available at:

proxyonline.com/docs/thomaswhitefunds.pdf

PROXY CARD
THOMAS WHITE AMERICAN OPPORTUNITIES FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________________________________________
SIGNATURE (AND TITLE IF APPLICABLE)   DATE

_____________________________________________________________________
SIGNATURE (IF HELD JOINTLY)   DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and each Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” each proposal if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH PROPOSAL.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

		FOR	AGAINST	ABSTAIN
1.	To approve the new Investment Advisory Agreement.	O	O	O
2.	To approve the election of Trustees.	FOR	WITHHOLD
	2.1 Arthur J. Fiocco, Jr.	O	O
	2.2 Geri Sands Hansen	O	O
	(2) Geri Sands Hansen		O
	2.3 William H. Woolverton	O	O
	2.4 Douglas M. Jackman	O	O

		FOR	AGAINST	ABSTAIN
3)	To approve the removal of the Fund’s fundamental investment restriction on investing in other open-end investment companies.	O	O	O